Qualcomm to Acquire NXP Creates Semiconductor Engine for the Connected World October 27, 2016 Exhibit 99.2

Additional Information and Where to Find It The tender offer described herein has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of NXP Semiconductors N.V. (“NXP”) or any other securities. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”) by Qualcomm River Holdings B.V. (“Buyer”), a subsidiary of Qualcomm Incorporated (“Qualcomm”), and a solicitation/recommendation statement on Schedule 14D-9 will be filed with the SEC by NXP. The offer to purchase common shares of NXP will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF NXP ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer that will be named in the tender offer statement on Schedule TO.   Cautionary Note Regarding Forward-Looking Statements Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, Buyer or NXP are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the parties’ ability to complete the tender offer and close the proposed transaction, the expected closing date of the transaction, the financing of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of Qualcomm to successfully integrate NXP’s businesses, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; Qualcomm’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in Qualcomm’s and NXP’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and NXP’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for NXP are available in the Investor Relations section of NXP’s website at www.nxp.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Additional information and forward-looking statements

Technology leadership, integration and scale to win in the connected world Combined revenue of $30+ Billion Significantly expands footprint in AUTO, IOT and SECURITY SUBSTANTIAL SYNERGY OPPORTUNITIES: $500 Million Complementary technology, products and channels HIGHLY ATTRACTIVE FINANCIAL ATTRIBUTES EXPECTED TO Add SAM(1) of $38B to reach $138B by 2020 EXPECTED TO BE Significantly accretive to non-gaap ePs Creates semiconductor engine for the connected world (1) SAM: Serviceable Addressable Market- combination of third-party and internal estimates

Our long-term vision Transforming our world through intelligent connected platforms Building on Mobile Technology Leadership in: SoC Connectivity Next 30 Years: Interconnecting Their Worlds Last 30 Years: Interconnecting People

Executing strategy to extend our core technology to new opportunities

Successfully built a foundation for profitable growth

STRATEGIC INITIATIVES	DELIVERED RESULTS	NXP ACCELERATES STRATEGY
Invest to expand technology roadmap and lead in 5G	Refreshed QCT roadmap First 5G modem ✓	EXTENDS TECHNOLOGY LEADERSHIP TO GROWTH AREAS
Pursue new opportunities in fast growing SAMs that build on our core technology	Focused investments in adjacent opportunities ✓	EXPECTED TO EXPAND SAM[(1)] BY ~40% BY 2020
Expand QTL participation in China and beyond	Established licensing structure; signed 115+ new license agreements on NDRC terms ✓	SHARED TRACK RECORD OF INNOVATION AND COMMITMENT TO OPERATIONAL DISCIPLINE
Improve efficiency and speed of decision making	SRP: Right-size cost structure; more focused investments ✓	
M&A to accelerate and de-risk our growth strategy	CSR acquisition Pending TDK joint venture ✓	ALIGNED WITH M&A STRATEGY - EXPECTED TO BE SIGNIFICANTLY ACCRETIVE TO NON-GAAP EPS AND CASH-EFFICIENT
Continue commitment to attractive capital returns and a strong balance sheet	$20B+ returned from FY15 to Q3 FY16 ✓	STRENGTHENS BASE FOR FUTURE CAPITAL RETURNS

(1) SAM: Serviceable Addressable Market, combination of third-party and internal estimates

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QUALCOMM NXP QUALCOMM + NXP Annual Revenue(1) $25B $10B $35B Customers Leading mobile channel Leading auto, IoT & security channels World-class sales channels EXPECTED SAM(2) by 2020 $100B $38B $138B Qualcomm + NXP: A global leader in integrated semiconductor solutions Leading SoC technology roadmap, core components and industry channels to win in the connected world (1) Qualcomm revenue is fiscal year 2015 as reported under GAAP. NXP revenue is the combined consolidated revenues of NXP and Freescale for the year end December 31, 2015. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of NXP’s website at www.nxp.com/investor for additional information. (2) SAM: Serviceable Addressable Market, combination of third-party and internal estimates + + + = = =

QUALCOMM NXP QUALCOMM + NXP Leading position in Smartphone SoCs and 3G/4G modems; accelerating 5G adoption Well positioned to lead in the nascent NFC/eSE technology solutions A leader Mobile SoC, Connectivity and Security Leading position in telematics and strength in compute, graphics, machine learning, computer vision, sensor fusion and wireless charging Leading position in automotive across infotainment, in-vehicle networking, radar and safety systems A leader Across automotive semis/systems at scale and best-in-class technology IP for next generation of ADAS Strength in advanced computing, SoC and connectivity systems Leading position in broad- based MCUs, secure ID, payment cards and transit A leader Broad-based MCUs, secure ID, payment cards and transit; strength in advanced computing, SoC, security and connectivity systems Leading position in Wave-2 11ac/11ad and Home and Enterprise wireless networks Leading position in RF Power and embedded communications processors A leader Networking and RF sub-segments, including Wave-2 11ac/11ad, RF Power and embedded communications processors Leadership, integration and scale to win in the connected world (1) Includes Security Mobile Automotive IoT (1) Networking

Mobile Products $16.9B Auto, IoT and Other $10.2B Licensing $7.9B 29% 23% 48% 8% 31% 61% QUALCOMM(1) ~$25B Revenue QUALCOMM(1) + NXP(2) ~$35B Revenue Revenue extension beyond mobile (1) Qualcomm revenue is fiscal year 2015 revenue as reported under GAAP. Note Qualcomm other revenue is from non-reportable segments. (2) NXP revenue is the combined consolidated revenue of NXP and Freescale for the year end December 31, 2015. Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of NXP’s website at www.nxp.com/investor for additional information. Expands position in strategically important opportunities Mobile Products $15.5B Auto, IoT and Other $1.9B Licensing $7.9B

Transaction consideration $110 in cash per share; $47B enterprise value To be financed through cash on hand and $11B in new debt FINANCIAL IMPACT Anticipate $500M annualized cost synergies within 2 years of close Expected to be significantly accretive to non-GAAP EPS immediately upon close Committed to strong investment-grade credit rating TIMING AND APPROVALS Tender of at least 80% of NXP’s outstanding common shares in the offer; receipt of regulatory approvals and other closing conditions Expected to close by the end of calendar 2017 Transaction overview

Cost synergies Expect total annualized synergies of $500 million $1.4B spending reduction under Strategic Realignment Plan $500M synergy targets from NXP Freescale combination EXPECTED synergies are incremental TO STANDALONE cost saving initiatives Total EXPECTED Cost Synergies $500M cost saving opportunity 100% run-rate savings to be achieved within 2 years of close Builds on existing $1.9B spending reduction programs ~35% COGS ~65% OPEX

Financial strength and capital returns Return of Capital Balance Sheet Acquisition financing Ability to rapidly deleverage; expect to approach pre-transaction leverage ratios within two years of close Share repurchases Anti-dilutive share repurchases through deleveraging period Strong liquidity Expect to retain global liquidity in excess of $8B Return of capital Combined cash flow profile provides strong support for future capital returns transaction efficiencies Tax efficient use of offshore cash; significantly improves ROIC Dividend Committed to current dividend and continued dividend growth

Technology leadership, integration and scale to win in the connected world Combined revenue of $30+ Billion Significantly expands footprint in AUTO, IOT and SECURITY SUBSTANTIAL SYNERGY OPPORTUNITIES: $500 Million Complementary technology, products and channels HIGHLY ATTRACTIVE FINANCIAL ATTRIBUTES EXPECTED TO Add SAM(1) of $38B to reach $138B by 2020 EXPECTED TO BE Significantly accretive to non-gaap ePs Creates semiconductor engine for the connected world (1) SAM: Serviceable Addressable Market, combination of third-party and internal estimates